UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 2, 2007
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Novell, Inc. will issue a press release providing an overview of financial results for its third fiscal quarter of 2007 on Wednesday, August 29, 2007 at 4pm ET.

A one-hour conference call with Novell management will follow beginning at 5pm ET. The conference call will be available live as a listen-only webcast at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 866-335-5255, password “Novell”. The international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the web site approximately two hours after its conclusion, and will be available for telephone playback through midnight ET, September 14. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 10920968.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc.
Date: August 2, 2007	By /s/ Dana C. Russell Senior Vice President, Chief Financial Officer